fast forward

advance relentlessly

R

Third-Quarter 2006 Results,
Fourth-Quarter 2006 Guidance and
a Preliminary Outlook for 2007

October 26, 2006

Exhibit 99.2

Agenda

Recent Events

Bob Rossiter, Chairman and CEO

Financial Review

Jim Vandenberghe, Vice Chairman and CFO

Strategy Update and Key Operating Targets

Doug DelGrosso, President and COO

Summary and Outlook

Bob Rossiter, Chairman and CEO

Q and A Session

Recent Events*

Strategic Developments

Closed transaction whereby Lear contributed substantially all of its European Interior business to joint venture in return for a one-
third equity stake

Continued to make progress on new strategy for North American
Interior business

Agreed to $200 million equity offering to increase flexibility

Operating Developments

Industry production environment in N.A. very challenging

Continued to win new business with Asian manufacturers

Introduced new products, including the industry’s first solid-state
Smart Junction Box technology

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Financial Review

Contributed substantially all of Lear’s European Interior
business to International Automotive Components Group,
LLC in return for a one-third equity stake:

Creates a large [20 manufacturing facilities in 9 countries, with $1.2 billion in annual sales] and well capitalized
enterprise

Solid platform for improving ongoing operating efficiency
and financial performance

Continuing to work toward a new strategy for Lear’s North
American Interior business

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Working Toward Definitive New Strategic Direction
For North American Interior Business By Year End

Recent Events
Update on Interior Business

Recent Events
Equity Offering*

Lear agreed to issue $200 million of common stock to
affiliates of Carl Icahn in a private placement

Proceeds to be used for strategic investments in the
Company’s core businesses and to increase financial and
operating flexibility

Lear looks forward to working with Icahn to increase value
for all Lear shareholders

Icahn representative will join Lear’s Board of Directors
when transaction closes (expected timing about 45 days)

Lear’s shares outstanding will increase by 8.7 million

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Third Quarter 2006
Industry Environment

Third Quarter

Third Quarter

2006

2006 vs. 2005

North American Production

Industry

3.4 mil

Down 9%

Big Three

2.2 mil

Down 13%

Lear's Top 15 Platforms

1.1 mil

Down 14%

European Production

Industry

4.2 mil

Down 2%

Lear's Top 5 Customers

2.0 mil

Down 3%

Key Commodities (Quarterly Average)

vs. Prior Quarter

Steel (Hot Rolled)

Up 4%

Up 23%

Resins (Polypropylene)

Up 4%

Up 24%

Copper

Up 12%

Up 106%

Crude Oil

flat

Up 11%

Third Quarter 2006
Financial Summary**

(in millions, except net loss per share)

Third

Quarter 2006

Third

Quarter 2005

3Q '06

B/(W) 3Q '05

Net Sales

$4,069.7

$3,986.6

$83.1

Income (Loss) Before Interest, Other Expense

and Income Taxes*

$28.8

($726.3)

$755.1

Margin

0.7

%

NM

NM

Pretax Loss

($65.9)

($787.8)

$721.9

Net Loss*

($74.0)

($750.1)

$676.1

Net Loss Per Share

($1.10)

($11.17)

$10.07

SG&A % of Net Sales

3.9

%

3.6

%

(0.3)

pts.

Interest Expense

$56.6

$45.1

($11.5)

Depreciation / Amortization

$98.1

$99.6

$1.5

Other Expense, Net

$38.1

$16.4

($21.7)

*    Third quarter 2006 tax provision was $8.1 million.  This included a non-recurring tax benefit of $19.9 million related to restructuring actions, the loss on the divestiture of the European Interior business and a one-time tax benefit.

**   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Third Quarter 2006
Restructuring and Special Items*

(in millions)

Income Before

Interest, Other

Expense and

Income Taxes

Pretax Loss

COGS

SG&A

Other

Expense

2006 Reported Results

$                       28.8

$            (65.9)

Reported results include the following items:

Costs related to Global Restructuring Actions

$                       17.4

$             17.4

16.1

$

1.3

$

-

Loss on Divestiture of

European Interior Business

                                -

                28.7

          -

       -

$   28.7

2006 Core Operating Results

46.2

$

$            (19.8)

2005 Core Operating Results

47.9

$

$            (10.1)

Third Quarter

Income Statement Category

Memo:

*    Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information

Third Quarter 2006
Net Sales Changes and Margin Impact Versus Prior Year

Net Sales

Margin

Performance Factor

Change

Impact

Comments

(in millions)

Industry Production /

$     (366)

Negative

Primarily lower industry production in

Platform Mix / Net Pricing /

Other

North America (down 9%) and

unfavorable platform mix (lower pickups

in N.A.)

Global New Business

         362

Positive

GM large SUVs, Lucerne, Fusion / Milan

/ Zephyr, Santa Fe, Peugeot 207, Punto

F/X Translation

           87

Neutral

Euro up 4%, Canadian dollar up 7%

Commodity / Raw Material

Negative

Unfavorable year over year increases--

hot rolled steel up 23%, polypropylene up

24%, copper up 106%

Performance

Positive

Favorable operating performance in core

businesses, including benefits from

restructuring actions

Third Quarter and Nine Months 2006
Business Segment Results***

2006

2005

2006

2005

Seating

Net Sales

2,633.0

$

2,564.3

$

8,721.6

$

8,192.9

$

Segment Earnings*

125.6

$

71.2

$

423.0

$

169.9

$

% of Sales

4.8

%

2.8

%

4.9

%

2.1

%

Adjusted

% of Sales**

5.1

%

3.0

%

5.2

%

2.7

%

Electronic and Electrical

Net Sales

682.6

$

690.9

$

2,257.6

$

2,237.8

$

Segment Earnings*

16.4

$

35.3

$

107.6

$

145.9

$

% of Sales

2.4

%

5.1

%

4.8

%

6.5

%

Adjusted

% of Sales**

3.4

%

6.5

%

5.7

%

7.4

%

Interior

Net Sales

754.1

$

731.4

$

2,579.2

$

2,261.2

$

Segment Earnings*

(55.8)

$

(112.6)

$

(149.6)

$

(138.8)

$

% of Sales

(7.4)

%

(15.4)

%

(5.8)

%

(6.1)

%

Adjusted

% of Sales**

(7.1)

%

(3.3)

%

(5.0)

%

(2.1)

%

Nine Months

Third Quarter

($ in millions)

*    Segment earnings represent income (loss) before goodwill impairment charge, interest, other expense and income taxes.  Income (loss) before goodwill impairment charge, interest, other expense and income taxes for the Company was $28.8 million and $(56.3) million for the three months ended 9/30/06 and 10/01/05, respectively, and $196.2 million and $22.5 million for the nine months ended 9/30/06 and 10/01/05, respectively.

**   Adjusted % of sales excludes impairments, restructuring costs and other special items of $16.8 million (Seating - $7.8, Electronic and Electrical - $7.1,  Interior - $1.9)
      and $103.9 million (Seating - $5.5, Electronic and Electrical - $9.7, Interior - $88.7) for the three months ended 9/30/06 and 10/01/05, respectively, and $69.7 million
      (Seating - $27.8, Electronic and Electrical - $22.0,  Interior - $19.9) and $162.4 million (Seating - $50.6, Electronic and Electrical - $19.9, Interior - $91.9) for the nine months ended 09/30/06 and 10/01/05, respectively.

***  Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Third Quarter and Nine Months 2006
Free Cash Flow*

(in millions)

*    Free Cash Flow represents net cash provided by (used in) operating activities (($8.1) million for the three months and $106.1 million for the nine months ended 9/30/06) before net change in sold accounts receivable ($43.7 million for the three months and $23.7 million for the nine months ended 9/30/06), less capital expenditures.  Please see slides titled “Non-GAAP Financial
     Information” at the end of this presentation for further information.

Third

Quarter

2006

Nine

Months

2006

Net Loss

$      (74.0)

$      (62.5)

Depreciation / Amortization

          98.1

        299.4

Working Capital / Other

          11.5

       (107.1)

Cash from Operations

$       35.6

$     129.8

Capital Expenditures

         (83.8)

       (268.5)

Free Cash Flow

$      (48.2)

$    (138.7)

Fourth Quarter 2006 Guidance
Key Assumptions*

Fourth Quarter

Change from

2006 Guidance

Prior Year

North American Production

Total Industry

3.7 mil

down 5%

Big Three

2.4 mil

down 12%

Lear's Top 15 Platforms

1.0 mil

down 24%

European Production

Total Industry

4.7 mil

down 1%

Lear's Top 5 Customers

2.4 mil

down 2%

Euro

$1.28 / Euro

up 7%

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

2006 Guidance
Key Financial Projections***

(Reflects Lear's investment in European

Fourth Quarter 2006

Full Year 2006

Interiors joint venture on an equity basis)

Net Sales

$ 4.1 billion

$ 17.7 billion

Core Operating Earnings

$80 to $110 million

$345 to 375 million

Income before interest, other expense,

income taxes, impairments, restructuring

costs and other special items

Interest Expense

$50 to $55 million

$210 to $215 million

Pretax Income

$15 to $45 million

$65 to $95 million

before impairments, restructuring costs

and other special items

Estimated Tax Expense*

$40 million

$90 million

Pretax Restructuring Costs

$50 to $60 million

$105 to $115 million

Capital Spending

$110 to $120 million

$380 to $390 million

Free Cash Flow**

$140 million positive

about breakeven

**  Excludes potential payment of approximately $35 million related to settlement of prior litigation.

*** Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation      for further information.

   *  Subject to actual mix of financial results by country.

2007 Outlook
Preliminary Assessment of Key Financials*

Assuming an industry production environment that is roughly in line with 2006. . . we see the following preliminary outlook for 2007:

Within our core Seating, Electronic and Electrical businesses:

Global new business of about $800 million,

Seating margins continue to improve to the mid-5% level,
excluding restructuring costs and other special items,

Electronic and Electrical margins improve during the course of the year to the 5.5% to 6% range, also excluding restructuring costs and other special items

Capital spending is expected to be in the range of $250 to $280 million, and

Free cash flow turns solidly positive.

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Strategy Update and Key
Operating Targets

Where Lear Needs To Be . . .
And Our Strategy To Get There*

Strategic Direction

High-Performance
Company

Consistently Delivering

“Profitable Growth”

Market Leadership

Expand Market Boundaries

Maintain Efficient / Competitive Operations

*   Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Achieve global sales growth (about 5% annually) and
further diversify sales (target is to grow total Asian sales*
about 25% annually)

Continuous improvement in quality and customer satisfaction

Core Dimension Strategy – product focus; emphasis on technology

Put in place a new, sustainable business model for Interior business

Restore Seating margins to historical level (6.0% range)

Improve Electronic and Electrical margins (7.5% range)

Restore strong free cash flow levels, pay down debt and restore investment grade credit status

Key Operating Targets**

  *    Total Asian sales target includes consolidated and non-consolidated sales.

  **  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Global Strategy
For Sales Growth and Diversification*

North America

Fully participate in fast-growing Crossover segment

Expand emerging relationships with Hyundai, Nissan and Toyota

Grow content per vehicle with new products and technology:

Safety-Related – IntelliTireTM , Pro-TecTM PLuS and Adaptive
Front Lighting

Electronics – RKE Technology, Premium Audio/Visual, Home
Automation

Participate in Hybrid growth with high-voltage Electrical Systems

Europe and Rest of World

Continue to invest and grow sales in China, India and Korea

Accelerate growth with Asian automakers and Volkswagen

Leverage existing relationships with Big Three and European
automakers to grow in emerging markets

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Examples of Emerging Asian Relationships*

Customer

Product

Santa Fe -- Seating, IntelliTireTM

Supply 100% of North American seating

Provide value-add technologies (e.g., TPMS)

Provide wiring harnesses through JV with a Korean partner

Leverage Lear’s quality reputation and global footprint to
support Hyundai’s quality reputation

Rapid growth potential as a preferred global supplier

Lear Relationship

Nissan evolving its sourcing strategy to global suppliers

Lear’s relationship with Tachi-S now encompasses three
JVs:

North America (Mt. Juliet, TN)

Europe (Sunderland, U.K.)

Asia (Guangzhou, China)

Collectively, these operations will supply seven vehicle
lines for Nissan

Additional JV opportunities with Tachi-S being developed

Expanding relationship with headliners, NVH, plastics and
seating by establishing new facilities alongside Toyota in
North America and Europe

Continued success on seating JV in N.A. (Sienna) and
interior programs (e.g., Tundra) provides opportunity on
next new N.A. seat program

Tundra – Flooring & Acoustics,
Interior Trim

Qashqai -- Seating,
Electrical Distribution

*   Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Lear in China

- Headquarters: Shanghai
- Existing Facilities:
  - Joint Ventures = 12 (13 JV Plants)
  - WOFE's = 3 (Changchun, Cadillac, RHQ)
- New / Planned Facilities: 7 new facilities to support Ford, SGM, Nissan, Mazda, Fiat and Chery
  - New in 2006 = STEC, Guangzhou
  - Planned for 2007 = Nanchang, Chongqing, Nanjing (2) and Wuhu
- Engineering Centers: Seating and Electronics in Shanghai
- Employees: 959 Salaried / 5,105 Hourly
- Main Competitors: Faurecia/Delphi/JCI/Visteon/3303 (owned by Chinese military)
- 2006 Sales forecast: ≈ $550 million, including consolidated and non-consolidated sales

Lear WOFE
JV Plant
Lear
Changchun
Seats
Shenyang
Seats
Beijing
Seats
Chongqing
Seat, Carpet, Interiors
W/H
(sub of
Wuhan W/H)
Wuhan
W/H
Seats
Shiyan
Seats
Nanjing
Seat, W/H
Shanghai
Door
Carpet
W/H, Switch (STEL)
Lear Seats
Lear Regional HQ and
Engineering Centers
Nanchang
Seat
Guangzhou
Seats

Lear China = 13 JV Plants (For 12 JVs)
+ 3 WOFE’s (Including Regional Headquarters)

Lear China
Business Profile*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

LEAR CORPORATION

Lear WOFE
JV Plant
Projected Sales Growth
(in millions)
$150
$225
$350
≈ $550
≈ $750
2003
2004
2005
2006 Forecast
2007 Outlook
2010 Target
Note: Includes consolidated and non-consolidated sales
Lear
Changchun
Seats
Shenyang
Seats
Beijing
Seats
Chongqing
Seat, Carpet, Interiors
W/H
(sub of Wuhan W/H)
Wuhan
W/H
Seats
Shiyan
Seats
Nanjing
Seat, W/H
Shanghai
Door
Carpet
W/H, Switch (STEL)
Lear Seats
Lear Regional HQ
Nanchang
Seat
Guangzhou
Seats

Lear China’s Sales Are Projected
To Grow About 30% Annually

Lear China
Projected Sales Growth*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

New Asian Business Awards
During Third Quarter 2006*

Automaker

Market

Lear Content

Vehicle Program

Nissan

Europe

Seating, Wire

Harnesses, Smart

Junction Box

Future Crossover

Chery

China

Seating

Transit Van

Changan

China

Seating, Door Trim

New MPV

Honda

North America

ProTec Plus

TM

Pilot

DFM

China

Wire Harnesses,

Smart Junction Box

Sedan Passenger Car

Toyota

North America

Interior Trim

Camry Crossover

GM

China

Carpet, Trunk Trim

Epsilon SWB

DCX

China

Carpet, Trunk Trim

300C

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Continuing To Win New Business In Asia
And With Asian Manufacturers Globally

2003
2004
2005
2006
2007
2010
Forecast
Outlook
Target

China
North America
Korea & India
Europe
Other Asia

Targeting Total Asian Sales
Growth of About 25% Annually**

Revenue in Asia and with
Asian Manufacturers*

Rapid Growth In Asian Sales Led By Expanding
Relationships With Hyundai, Nissan And Toyota,
As Well As Growth In Emerging Markets Such As China

(in millions)

Consolidated

Non-consolidated

*    Total Asian sales target includes consolidated and non-consolidated sales.

**  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

$2,200

$1,800

$1,200

$2,500

$3,000

Lear’s Targeted
Asian Sales by Major Market

Nissan Altima

    Seating, Headliner, Door Panels, Flooring &
    Acoustics, Interior Trim

Nissan Armada / Titan

    Overhead System, Console

Nissan Sentra

    Overheads, Flooring & Acoustics,  Interior Trim
Saturn VUE

    Seating

Toyota Tundra

     Flooring & Acoustics, Interior Trim,
     SonoTecTM  Dash Insulator

North America
Major Second Half 2006 And 2007 Launches

Acura MDX

      Wire Harnesses

BMW X5

      Seating, Electronics

Chrysler Aspen

      Seating, Wire Harnesses, Overhead System,
Flooring & Acoustics, Console, Electronics

Chrysler / Dodge Minivan

      IP, Door Panels, Overhead System, Flooring
& Acoustics

Ford Edge     / Lincoln MKX

      Overhead System

Honda CR-V    and Accord

      Wire Harnesses

Chevrolet Silverado

Seating, Door Panels and
Car2UTM Home Automation System

  Crossover Vehicle

Jeep Patriot

Instrument Panel, Overhead System,
Flooring & Acoustics, and Interior Trim

Europe and Rest of World
Major Second Half 2006 And 2007 Launches

Europe

Rest of World

BMW 3-Series Convertible

      Seating, Electronics

Fiat Bravo

      Seating

Ford Mondeo

      Seating (First LFSA-common seat architecture
program in Europe)

Jaguar S-Type

      Seating, Overhead System, Electronics

Land Rover Range Rover

      Seating, Electronics

Nissan Qashqai

      Seating, Electrical Distribution

Peugeot 207 Coupe

      Seating

Volvo V70

      Seating

Cadillac STS (China)

      Seating, Door Panels, Flooring & Acoustics

Chang'an (China)

      Seating

Dodge Caliber (Venezuela)

      Seating, Door Panels

Ford Galaxy (China)

      Seating

Ford Mondeo (China)

      Seating, Door Panels, Overheads

Hyundai Santro Minicar (India)

      Seating, IntelliTireTM

Nissan Geniss MPV and Sylphy Sedan (China)

      Seating

Renault Logan (India)

      Seating

Hyundai Veracruz

Seating and IntelliTireTM (Korea)

Mercedes C-Class
Seating

Summary
and Outlook

Summary and Outlook
Improving our Global Competitiveness*

Continuously improving quality and customer satisfaction
levels

Successfully implementing global restructuring initiatives

Increasing emphasis on new product technology and
innovation

Leveraging global scale, expertise and common
architecture strategy to deliver the best overall value

Strategically managing the business to improve individual
product-line returns

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Comprehensive Initiatives Being Implemented

To Improve Future Competitiveness

Summary and Outlook
Making Progress on Strategic Priorities*

Global Seating margins improving

Aggressive restructuring actions to improve Electronic and
Electrical margins in future

Completed agreement to contribute European Interior business to International Automotive Components Group, LLC

Priority focus on improving our North American Interior
business and putting in place a sustainable business model

Continuing to aggressively grow sales in Asia and with Asian
Automakers globally

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Agreement To Issue $200 Million Of Common Stock
Provides Increased Flexibility, Allowing The Company
To Further Strengthen Our Core Businesses

ADVANCE RELENTLESSLY™

www.lear.com

LEA

NYSE

Listed

R

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include “income (loss) before interest, other expense and income taxes,”  “income before interest, other expense, income taxes, impairments, restructuring costs and other special items” (core operating earnings), “pretax income (loss) before impairments, restructuring costs and other special items” and “free cash flow.”  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that income (loss) before interest, other expense and income taxes, core operating earnings and pretax income (loss) before impairments, restructuring costs and other special items are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the
Company’s core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.
Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt.  Further, management uses these non-
GAAP financial measures for planning and forecasting in future periods.

Income (loss) before interest, other expense and income taxes, core operating earnings, pretax income (loss) before impairments, restructuring costs and other special items and free cash flow should not be considered in isolation or as substitutes for net income (loss), pretax income (loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information

(in millions)

Q3 2006

Q3 2005

Loss before income taxes

$         (65.9)

$        (787.8)

Interest expense

            56.6

             45.1

Other expense, net

            38.1

             16.4

Income (loss) before interest, other expense

and income taxes

$          28.8

$        (726.3)

Goodwill and fixed asset impairment charges

-

743.8

Costs related to restructuring actions

17.4

32.1

Litigation charges

-

(1.7)

Income before interest, other expense, income taxes,

impairments, restructuring costs and

other special items

46.2

$

47.9

$

(core operating earnings)

Non-GAAP Financial Information

(in millions)

Q3 2006

Q3 2005

Loss before income taxes

$          (65.9)

$        (787.8)

Goodwill and fixed asset impairment charges

                  -

            743.8

Costs related to restructuring actions

             17.4

             33.1

Litigation charges

                  -

               0.8

Loss on divestiture

             28.7

                  -

Pretax loss before impairments,

restructuring costs and other special items

$          (19.8)

$          (10.1)

Non-GAAP Financial Information

Three Months

Nine Months

(in millions)

Q3 2006

Q3 2006

Net cash provided by (used in) operating activities

$                 (8.1)

$              106.1

Net change in sold accounts receivable

                   43.7

                   23.7

Net cash provided by operating activities

before net change in sold accounts receivable

(cash from operations)

$                35.6

$              129.8

Capital expenditures

                  (83.8)

                (268.5)

Free cash flow

$               (48.2)

$             (138.7)

Non-GAAP Financial Information

(in millions)

Q3 2006

Q3 2005

Q3 2006

Q3 2005

Seating

$      125.6

$        71.2

$      423.0

$      169.9

Electronic and Electrical

          16.4

          35.3

        107.6

        145.9

Interior

         (55.8)

       (112.6)

       (149.6)

       (138.8)

Segment earnings

$        86.2

(6.1)

$

$      381.0

177.0

$

Corporate and geographic headquarters and

elimination of intercompany activity

        (57.4)

         (50.2)

       (184.8)

      (154.5)

Income (loss) before goodwill impairment charge,

    interest, other expense and income taxes

$       28.8

$       (56.3)

$      196.2

$        22.5

Goodwill impairment charge

              -

        670.0

            2.9

        670.0

Interest expense

         56.6

          45.1

        157.5

        138.1

Other expense, net

         38.1

          16.4

          55.4

          55.5

Loss before income taxes and cumulative effect

of a change in accounting principle

$     (65.9)

$    (787.8)

$      (19.6)

$    (841.1)

Three Months

Nine Months

Non-GAAP Financial Information

Three Months Q3 2006

Three Months Q3 2005

Electronic and

Electronic and

(in millions)

Seating

Electrical

Interior

Seating

Electrical

Interior

Segment earnings

125.6

$

16.4

$

(55.8)

$

71.2

$

35.3

$

(112.6)

$

Fixed asset impairment charges

-

-

-

-

-

73.8

Costs related to restrucuting actions

7.8

7.1

1.9

7.2

9.7

14.9

Litigation charges

-

-

-

(1.7)

-

-

Adjusted segment earnings

133.4

$

23.5

$

(53.9)

$

76.7

$

45.0

$

(23.9)

$

Nine Months Q3 2006

Nine Months Q3 2005

Electronic and

Electronic and

(in millions)

Seating

Electrical

Interior

Seating

Electrical

Interior

Segment earnings

423.0

$

107.6

$

(149.6)

$

169.9

$

145.9

$

(138.8)

$

Fixed asset impairment charges

-

-

9.2

-

-

73.8

Costs related to restructuring actions

27.8

22.0

10.7

20.1

19.9

18.1

Litigation charges

-

-

-

30.5

-

-

Adjusted segment earnings

450.8

$

129.6

$

(129.7)

$

220.5

$

165.8

$

(46.9)

$

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity.  Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the
Company's ability to mitigate the significant impact of increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers, the finalization of the Company's restructuring strategy, the outcome of various strategic alternatives being evaluated with respect to its
North American Interior business and other risks described from time to time in the Company's Securities and Exchange
Commission filings.  In particular, the Company’s financial outlook for 2006 and 2007 is based on several factors including, the Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.  The Company's previously announced private placement of common stock to affiliates of and funds managed by Carl C. Icahn is subject to certain conditions.  No assurances can be given that the offering will be consummated on the terms contemplated or at all.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.